Related Party Transactions and Balances	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
Related Party Transactions and Balances

13. Related Party Transactions and Balances

(a) Loan from a non-controlling shareholder

	December 31,
	2022	2021
Loan - current	$4,358	$1,582
Loan - non - current	—	4,708
	$4,358	$6,290

The Company has a loan due to Dalian Jin Gang Group, the non-controlling shareholder of Sinovac Dalian, with a total amount of $4,350 (RMB30 million) was borrowed in August 2020 and is repayable on August 9, 2023. The loan is unsecured, bearing interest at 6.5% per year and payable monthly. Interest expense was $354 in 2022 (2021 - $916, 2020 - $663). As of December 31, 2022, $8 interest is owed on the loans from the non-controlling shareholder (December 31, 2021 - $13). Interest of $359, $929 and $640 was paid to the non-controlling shareholder for the years ended December 31, 2022, 2021 and 2020, respectively.

(b) The Company entered into the following transactions in the normal course of operations with related parties:

	For the year ended December 31,
	2022	2021	2020
Rent expenses to SinoBioway Biotech Group Co. Ltd. (“SinoBioway”).	$796	$830	$776
Rent expenses to Dalian Jin Gang Group (“Jin Gang”).	23	21	22
Investment income from VIVO Capital's funds	2,702	—	—
	$3,521	$851	$798

In 2004, the Company entered into two operating lease agreements with SinoBioway, the non-controlling shareholder of Sinovac Beijing, with respect to Sinovac Beijing’s production plant and laboratory in Beijing, China with annual lease payments totaling $197 (RMB 1.4 million). The leases commenced on August 12, 2004 and have a term of 20 years. One of the lease agreements was amended on August 12, 2010 with the rent increasing from $75 (RMB 0.5 million) to $197 (RMB 1.4 million) per year.

In June 2007, the Company entered into another operating lease agreement with SinoBioway, with respect to the expansion of Sinovac Beijing’s production plant in Beijing, China, for an annual lease payment of $296 (RMB 2.0 million). The lease commenced in June 2007 and has a term of 20 years.

In September 2010, the Company entered into another operating lease agreement with SinoBioway with respect to expansion of Sinovac R&D’s business in research and development activities for an annual lease payment of $146 (RMB 1.0 million). The lease commenced on September 30, 2010 and has a term of 5 years.

On April 8, 2013, the Company entered into four supplemental agreements with SinoBioway, under which the expiration date of all operating lease agreements were extended to April 7, 2033.

In 2019, the Company entered into an operating lease agreement with Jin Gang, the non-controlling shareholder of Sinovac Dalian, to rent refrigeration storage with the space of 2,000 sq.m. with an annual rent amounted $49 (RMB 0.3 million). The lease commenced on January 1, 2019 and has a term of 5 years. On June 30, 2019, the lease agreement was amended for a remaining 5.5 years, and the annual rent was changed to $22 (RMB 0.2 million) as the space of the leased refrigeration storage was reduced to 1,000 sq.m. In 2019, the Company also entered into a management service agreement with Jin Gang, pursuant to which it provided the Company with management service related to the operating lease agreement with an annual management service fee of $14 (RMB 0.1 million). The management service agreement was amended on June 30, 2019, and the annual management service fee was changed to $7 (RMB 44,000).

As of December 31, 2022, $6,419 in right-of use asset and $6,066 in current and non-current lease liability are related to the leases with SinoBioway and Jin Gang.

In 2022, the Company invested $88,380 to the certain Vivo Capitals funds, where one of the Company’s independent board of director is the Managing Partner of Vivo Capital.